DERIVATIVE INSTRUMENTS (Tables)	12 Months Ended
Dec. 31, 2019
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Schedule of fair value of derivative instruments
The following table details the fair value of derivative instruments in the consolidated balance sheets:

		Fair value of derivative instruments
		December 31,
		2019	2018
Derivative:

Foreign exchange forward contracts / options (1)	Other current assets (liabilities)	-	$(318)

(1)
To protect against changes in value of forecasted foreign currency cash flows resulting from salaries and related payments that are denominated in NIS, the Company has entered into foreign currency forward contracts. These contracts were designated as cash flow hedges, as defined by ASC 815, as amended, and are considered highly effective as hedges of these expenses. As of December 31, 2019 there were no outstanding forward contracts.